PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2025
Prepaid Expenses And Other Current Assets
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 6 — PREPAID EXPENSES AND OTHER CURRENT ASSETS

During the year ended December 31, 2024, management determined that the carrying value of prepaid expenses exceeded their net realizable value. Accordingly, the Company recognized impairment expense of $0 and $113,413 for the years ended December 31, 2025 and 2024, respectively, which is included in impairment expense in the accompanying consolidated statements of operations.

Prepaid expenses and other current assets consisted of the following at December 31, 2025 and 2024:

	December 31,
	2025	2024
		(As Restated)

Prepaid insurance	$23,687	$422,991
Prepaid excise return	5,161	7,404
Prepayment	54,636	1,100
Inventory in transit	77,933	—
Other receivables	—	25,100
Total prepaid expenses and other current assets	$161,417	$456,595